Loans	12 Months Ended
Dec. 31, 2015
Receivables [Abstract]
LOANS
LOANS
Loans were as follows for the dates indicated:

	December 31,
	2015	2014
	(Dollars in thousands)
Commercial	$154,830	$118,312
Residential mortgage	40,478	39,317
Mortgage warehouse	128,902	132,636
Residential construction	3,301	1,664
Home equity	13,990	13,195
Consumer and other	3,380	4,325
Subtotal	344,881	309,449
Less: Net deferred loan (fees) costs	305	277
Allowance for loan losses	(3,634)	(3,595)
Loans, net	$341,552	$306,131

As of December 31, 2015 and 2014, the Bank’s mortgage warehouse division had active repurchase agreements with 37 and 29 mortgage companies, respectively. The following table identifies the activity and related interest and fee income attributable to the mortgage warehouse division for the years ended December 31, 2015 and 2014:

	For the Year Ended December 31,
	2015	2014
	(Dollars in thousands)
Mortgage warehouse:
Originations	$3,633,087	$2,195,170
Sold loans	3,529,726	2,178,953
Interest income	4,954	4,555
Warehouse fees	1,133	695
Wire transfer fees	364	223
Loan servicing fees	109	—

The increase in activity during the year ended December 31, 2015 was related to the Company implementing a participation program with local financial institutions. The total participations sold increase the availability for the Company to fund mortgage warehouse loans. At December 31, 2015, the total participated balance of mortgage warehouse loans was $101.0 million and the total lines of credit availability was $14.0 million. The Company records a servicing fee on the participated balances.